UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  August 31, 2010

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SEMI-ANNUAL REPORT
August 31, 2010

www.ThesisFundManagement.com

Thesis Flexible Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Expenses	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Supplemental Information	20

This report and the financial statements contained herein are provided for the general information of the shareholders of the Thesis Flexible Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Dear Fellow Shareholders:

The writing of this letter marks the first semi-annual letter, for the period ended August 31st 2010, and the completion of the inaugural six months for the Flexible Fund.  And what a six months it’s been!  The last two quarters have seen a benign indifference to equities quickly followed by outsized volatility, the ‘flash-crash’, the worst oil spill in history, financial regulatory reform and fear of a ‘PIGS’-induced, credit-driven, global meltdown.  Wow!

The Flexible Fund is designed to offer a lower-volatility and less correlated way to participate in the global markets while managing risk.  We think that its first six months has demonstrated the achievement of this mandate.  In the 2nd quarter, alone, while the S&P 500 bounced violently around us and ultimately ended the quarter down 11.43% the Flexible Fund was down 3.72%.  To be clear, we don’t ever like to be down but our performance during this period was also a reflection of our concerns about global market instability in the wake of Germany deciding, unilaterally, to prohibit short-selling of financial securities in their market.  It was that type of mid-stream change in the rules of the road that significantly eroded confidence in the markets in 2008.  While we had a sizeable cash position in our portfolio as these events were unfolding we decided to reduce our balance sheet (longs and shorts) until cooler heads, and more clarity, prevailed.

In the long portfolio the big contributors in our fiscal first half were Hot Topic (NASDAQ: HOTT)1, Alloy (NASDAQ: ALOY)1, and Anadarko Petroleum (NYSE: APC)1. Some of the detractors were BP PLC (NYSE: BP)1, H&R Block (NYSE: HRB)1, Manpower (NYSE: MAN)1 and, frankly, much of the long book.  The market started its big swoon just as we started to invest the fund.  The fact that there were any long contributors in the first six months mostly has to do with our value bias and rock-bottom valuations.

As we don't like to gloat about individual securities in our short book, these letters will follow the convention of reporting our short portfolio 'hits-and-misses' by what industry group they belong to.  As one might imagine, most of the short book was profitable in the 1st half of the year but some of the big standout contributors include a medical device manufacturer, an apparel manufacturer, and a global auto company.  The only real detractors to short performance include a sovereign debt short and an index hedge.

As the markets reached their recent bottom we dramatically shrank the single-security short book and cautiously increased our net long exposure.  This largely had to do with our view that there was more risk to the upside in most of the securities that we were short.

In the first half of the year we also took a more pro-active and constructive position in dELiA's (NASDAQ: DLIA)1.  We don’t take activist positions lightly so we only pursue an activist opportunity when we see significant upside.  The company is a mall-based teen retailer headquartered in New York.  They will end 2010 with approximately 115 stores and generate about $240 million in revenues.  When we recently entered our investment the company’s market capitalization equalled its cash on the balance sheet.   Said differently, it had an enterprise value (EV = equity market capitalization minus net cash) of zero, or free!  To put it in perspective, a retailer like this will typically trade at an EV of 40% to 200% of revenue.   Based on the stock price when we got involved that would suggest the potential for a return of at least double our investment.  Not only is there a very active deal market right now but companies, globally, have record cash levels and are starved for growth.  We believe both of these truisms make dELiA's a very attractive target.  In the meantime, the new CEO has been working diligently to fix the company’s recent missteps.  The strong balance sheet, the active deal market, management's efforts to optimize the business and our involvement make me believe that this could prove to be a good investment.

While we aren't economic prognosticators, the world seems to be getting better as the global economic recovery lurches forward in fits and starts.   From our standpoint, as long the economy is moving forward, at whatever the pace, it means that it isn’t moving backwards.  As we enter the 2nd half of our fiscal year we are still finding what we believe to be incredible investment opportunities and are as excited as we've ever been with respect to valuations.

We thank you for your confidence in Thesis Funds and hope to continue to earn it for many quarters and years to come.

Stephen Roseman
Portfolio Manager

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-877-784-3747 or visit our website at www.ThesisFundManagement.com.

A redemption fee of 2.00% will be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) do not exceed 3.00% of average daily net assets of the Fund. This agreement is effective until December 3, 2011 and may be terminated by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in any of the three subsequent fiscal years if the Advisor so requests.

The since inception cumulative total return for the Thesis Flexible Fund as of August 31, 2010 was -6.00%. The S&P 500® Index’s cumulative total return as of August 31, 2010, was -5.00%. The total annual operating expenses of the Thesis Flexible Fund are 3.00%. The inception date for the Thesis Flexible Fund is 03/01/2010.

You should consider the funds’ investment objectives, risks, charges and expenses carefully before investing. For a prospectus, that contains this and other information about the Funds, call 1-877-784-3747 or visit our website at www.ThesisFundManagement.com. Please read the prospectus carefully before investing.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. There are also risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues. Short sales are speculative transactions and involve special risks, including that the fund’s losses are potentially unlimited.

1As of August 31, 2010 HOT Topic, Inc, Alloy, Anadarko Petroleum Corp., BP PLC, H&R Block, Inc., Manpower and dELiA*s, Inc. represented 1.79%, 0.00%, 2.10%, 0.00%, 3.05%, 0.00% and 2.89% respectively, of the Thesis Flexible Fund’s total net assets.  Portfolio composition will change due to ongoing management of the Fund.  References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

The Thesis Flexible Fund is distributed by Grand Distribution Services, LLC.

Thesis Flexible Fund
Fund Expenses - August 31, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 3/01/10 to 8/31/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	3/01/10	8/31/10	3/01/10 – 8/31/10

Actual Performance	$1,000.00	$940.00	$16.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,007.87	$17.26

* Expenses are equal to the Fund’s annualized expense ratio of 3.43% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.

Thesis Flexible Fund
SCHEDULEOF INVESTMENTS - As of August31, 2010
(Unaudited)

Number of Shares		Value
	COMMON STOCK 47.0%
	CONSUMER DISCRETIONARY 16.2%
5,200	American Eagle Outfitters, Inc.	$65,728
400	AutoZone, Inc.*	83,912
6,700	Bebe Stores, Inc.	38,123
117,545	dELiA*s, Inc.*	164,563
13,500	H&R Block, Inc.	173,475
19,600	HOT Topic, Inc.	101,724
5,900	Mattel, Inc.	123,841
12,800	Pacific Sunwear of California, Inc.*	48,256
4,000	Shoe Carnival, Inc.*	66,120
18,600	Wet Seal, Inc. - Class A*	56,172
		921,914

	CONSUMER STAPLES 2.2%
4,600	Walgreen Co.	123,648

	ENERGY - 2.1%
2,600	Anadarko Petroleum Corp.	119,574

	FINANCIALS - 2.3%
7,800	Global Indemnity Plc*	128,856

	HEALTH CARE - 4.4%
32,800	Boston Scientific Corp.*	170,232
11,000	Rural/Metro Corp.*	82,500
		252,732

	INDUSTRIALS - 1.2%
30,000	CareView Communications, Inc.*	48,300
4,700	DryShips, Inc.*	19,082
		67,382

	INFORMATION TECHNOLOGY - 18.6%
8,300	Cisco Systems, Inc.*	166,415
6,400	eBay, Inc.*	148,736
5,900	Intel Corp.	104,548
7,500	Microsoft Corp.	176,100
53,500	PNI Digital Media, Inc.*	73,295
10,500	Telecity Group PLC*	77,618
39,000	THQ, Inc.*	138,450
20,600	Xerox Corp.	173,864
		1,059,026

	TOTAL COMMON STOCKS
	(Cost $2,889,276)	2,673,132

Thesis Flexible Fund
SCHEDULEOF INVESTMENTS - As of August31, 2010
(Unaudited)

Number of Contracts		Value
	PURCHASED CALL OPTIONS - 0.3%
75	Intel Corp., Exercise Price $20	$12,450
	Expiration Date: January, 2012
434	Kraft Foods, Inc., Exercise Price: $35	3,472
	Expiration Date: January, 2011
90	Whole Foods Market , Exercise Price $38	1,530
	Expiration Date: September, 2010
	Total Purchased Call Options
	(Cost $45,690)	17,452

	PURCHASED PUT OPTIONS - 0.5%
50	SPDR S&P 500 ETF TR , Exercise Price: $105	10,450
	Expiration Date: September, 2010
105	SPDR S&P 500 ETF TR , Exercise Price: $100	20,475
	Expiration Date: October, 2010
	Total Purchased Put Options
	(Cost $42,043)	30,925

Principal
Amount		Value
	SHORT TERM INVESTMENTS - 7.4%
$419,435	UMB Money Market Fiduciary, 0.03%	419,435
	TOTAL SHORT TERM INVESTMENTS
	(Cost $419,435)	419,435

	TOTAL INVESTMENTS - 55.2%
	(Cost $3,396,444)	3,140,944
	Other assets less liabilities - 44.8%	2,546,237
	TOTAL NET ASSETS - 100%	$5,687,181

Thesis Flexible Fund
SCHEDULEOF INVESTMENTS - As of August31, 2010
(Unaudited)

Number of Shares		Value
	SECURITIES SOLD SHORT 19.3%
	COMMON STOCK 16.4%
	CONSUMER DISCRETIONARY 9.2%
1,700	Barnes & Noble, Inc.	$25,738
4,000	Brinker International, Inc.	63,000
1,100	Buffalo Wild Wings, Inc.*	46,002
300	Capella Education Co.*	18,774
1,400	Cheesecake Factory, Inc.*	31,346
2,300	Home Depot, Inc.	63,963
1,700	Marriott International, Inc. - Class A	54,417
2,000	Nordstrom, Inc.	57,840
1,700	PetSmart, Inc.	54,213
1,100	PF Chang's China Bistro, Inc.	47,091
1,300	Starwood Hotels & Resorts Worldwide, Inc.	60,749
		523,133

	FINANCIALS 5.6%
200	Franklin Resources, Inc.	19,302
3,200	Invesco Ltd.	57,920
800	Simon Property Group, Inc. - REIT	72,360
1,900	Taubman Centers, Inc. - REIT	78,831
250	Wesco Financial Corp.	90,635
		319,048

	HEALTH CARE 0.8%
2,800	Align Technology, Inc.*	44,870

	INDUSTRIALS 0.8%
700	United Technologies Corp.	45,647

	TOTAL COMMON STOCKS
	(Cost $954,000)	932,698

	EXCHANGE TRADED FUNDS 2.9%
500	CurrencyShares British Pound Sterling Trust	76,300
1,900	iShares Dow Jones US Oil & Gas Exploration & Production Index Fund	89,585
	TOTAL EXCHANGE TRADED FUNDS
	(Cost $164,911)	165,885

	TOTAL SECURITIES SOLD SHORT
	(Cost $1,118,911)^	$1,098,583

PLC	Public Limited Company
REIT	Real Estate Investment Trust
*	Non-income producing security
†	The rate quoted is the anualized seven-day yield of the Fund at the period end.
^	Cash of $1,288,505 have been segregated to cover securities sold short.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS - As of August 31, 2010
Sector Representation as a % of net assets - (Unaudited)

Sector Breakdown	% of Net Assets
Information Technology	18.6%
Consumer Discretionary	16.2%
Health Care	4.4%
Financials	2.3%
Consumer Staples	2.2%
Energy	2.1%
Industrials	1.2%
Options	0.8%
Total Investments	47.8%
Short Term Investments	7.4%
Other Assets less Liabilities	44.8%
Net Assets	100.0%

See accompanying Notes to Financial Statements

Thesis Flexible Fund
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010 (Unaudited)

ASSETS
Investments in securities, at value (cost $3,396,444)	$3,140,944
Cash	1,288,505
Cash deposited with brokers for securities sold short	1,021,108
Receivables:
Investment securities sold	530,404
Dividends and interest	2,352
Fund shares sold	1,176,928
From Advisor, net	926
Unrealized gain on foreign currency exchange contracts	62
Offering costs	15,515
Prepaid expenses	13,953
Total assets	7,190,697

LIABILITIES
Securities sold short, at value (proceeds $1,118,911)	1,098,583
Payables:
Investment securities purchased	362,577
Dividends on short sales	1,225
Distribution fees	972
Administration fees	4,029
Custody fees	8,022
Fund accounting fees	11,295
Transfer agent fees	5,364
Accrued other expenses	11,449
Total liabilities	1,503,516

NET ASSETS	$5,687,181

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,051,288
Accumulated net investment loss	(65,826)
Accumulated net realized loss on investments, securities sold short, and options	(63,172)
Net unrealized appreciation (depreciation) on:
Investments, securities sold short, and options	(235,172)
Translation of assets and liabilities in foreign currencies	63
NET ASSETS	$5,687,181

Shares of beneficial interest issued and outstanding	604,856
Net asset value per share	$9.40

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENT OF OPERATIONS
For the Period March 1, 2010* through August 31, 2010 (Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $55)	$19,681
Interest	229
Total investment income		$19,910

Expenses
Advisory fee	56,275
Distribution fees - (Note 6)	6,253
Administration fees	12,296
Transfer agent fees	11,067
Fund accounting fees	17,680
Registration fees	11,787
Audit fees	7,541
Shareholder reporting expense	1,863
Legal fees	3,761
Custody fees	11,753
Chief compliance officer fees	3,761
Trustees fees and expenses	3,009
Insurance expense	2,090
Offering costs	18,551
Miscellaneous	3,440
Dividends and interest on short sales (Note 2)	6,147
Special situation investing (Note 2)	4,555
Total expenses		181,829
Less: Investment advisory fee waived		(56,275)
Less: Other expenses reimbursed		(39,818)
Net expenses		85,736
Net investment loss		(65,826)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments		(242,197)
Securities sold short		174,506
Written options		4,219
Foreign currency transactions		300
Net realized loss on investments		(63,172)
Net change in unrealized appreciation (depreciation) on:
Investments, securities sold short, and written options		(235,172)
Translation of assets and liabilities in foreign currencies		63
Net unrealized loss on investments		(235,109)

Net Decrease in Net Assets from Operations		$(364,107)

*The Fund commenced operations on March 1, 2010.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period
March 1, 2010*
to August 31, 2010
(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss	$(65,826)
Net realized loss on investments, securities sold short, and options	(63,472)
Net realized gain on foreign currency transactions	300
Net unrealized depreciation on investments, securities sold short, and options	(235,172)
Net unrealized appreciation on translation of assets and liabilities in foreign currencies	63
Net decrease in net assets resulting from operations	(364,107)

Capital Transactions
Net proceeds from shares sold	10,900,742
Cost of shares redeemed	(4,849,454)
Net change in net assets from capital transactions	6,051,288

Total increase in net assets	5,687,181

NET ASSETS
Beginning of period	-
End of period	$5,687,181

Accumulated net investment loss	$(65,826)

Capital Share Transactions	Shares
Shares sold	1,111,526
Shares reinvested	-
Shares redeemed	(506,670)
Net increase	604,856

*The Fund commenced operations on March 1, 2010.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENT OF CASH FLOWS
For the Period March 1, 2010* through August 31, 2010 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(364,107)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(12,290,755)
Proceeds from sale of investment securities	9,071,548
Proceeds from short sale	20,103,801
Closed short transactions	(18,810,464)
Purchase of short-term investments, net	(419,435)
Increase in deposits with brokers for short sales	(1,021,108)
Increase in dividends payable on securities sold short	1,225
Increase in dividends and interest receivable	(2,352)
Increase in receivables for securities sold	(530,404)
Increase in other assets	(29,468)
Premiums from options written	4,219
Increase in payables for securities purchased	362,577
Increase in accrued expenses	40,587
Net realized loss on investments	63,172
Unrealized depreciation on securities	235,109
Net cash from operating activities	(3,585,855)

Cash Flows from financing activities:
Proceeds from shares sold	9,723,814
Payment on shares redeemed	(4,849,454)
Net cash used from financing activities	4,874,360

Net Increase in Cash	1,288,505

Cash:
Beginning balance	-
Ending balance	$1,288,505

*The Fund commenced operations on March 1, 2010.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout the Period

	For the period March 1, 2010*
	to August 31, 2010
	(Unaudited)
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment loss	(0.11)
Net realized and unrealized loss on investments	(0.49)
Total from investment operations	(0.60)

Net asset value, end of period	$9.40

Total return	(6.00	%) †

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$5,687

Ratio of expenses to average net assets (a)
Before fees waived and expenses absorbed	7.27	% ‡
After fees waived and expenses absorbed	3.43	% ‡
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	(6.47	%) ‡
After fees waived and expenses absorbed	(2.63	%) ‡

Portfolio turnover rate	335	% †

*	The Fund commenced operations on March 1, 2010.
†	Not annualized.
‡	Annualized.
(a)
Includes dividend and interest expense on securities sold short and expense from special situation investing.  If these expenses were excluded, the ratio of expenses to average net assets after fees waived and expenses absorbed would have been 3.00%.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS – August 31, 2010
(Unaudited)

Note 1 – Organization
Thesis Flexible Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on March 1, 2010.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,066, which are being amortized over a one-year period from March 1, 2010 (commencement of operations).

(c) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS – August 31, 2010
(Unaudited) – Continued

(d) Short Sales –Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(e) Special Situation Investing - The Fund may seek to take positions in companies for the purpose of effecting changes in board composition, management, capital structure, or dividend policies, or in order to attempt to cause a company to pursue strategic transactions (such as mergers or spin-offs) or to make other changes in its business operations.  The Fund may incur expenses related to such activist or special situation investing.  Fees incurred related to special situation investing for the period March 1, 2010 (commencement of operations) through August 31, 2010 are disclosed on the Statement of Operations.

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS – August 31, 2010
(Unaudited) – Continued

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

(g) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Thesis Fund Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 2.25% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) to 3.00% of the Fund's average daily net assets until December 3, 2011.  For the period March 1, 2010 (commencement of operations) through August 31, 2010, the Advisor waived all of its advisory fees and reimbursed other expenses totaling $96,093.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred.  At August 31, 2010, the amount of these potentially recoverable expenses was $96,093.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  As of August 31, 2010, the Advisor may recapture a portion of the $96,093 no later than February 28, 2014.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS – August 31, 2010
(Unaudited) – Continued

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period March 1, 2010 (commencement of operations) through August 31, 2010, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period March 1, 2010 (commencement of operations) through August 31, 2010, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At August 31, 2010, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$3,464,874

Proceeds from securities sold short	$(1,103,751)

Unrealized appreciation	$79,374
Unrealized depreciation	(398,136)
Net unrealized depreciation on investments and securities sold short	$(318,762)

The difference between cost amounts, if any, for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Note 5 - Investment Transactions
For the period March 1, 2010 (commencement of operations) through August 31, 2010, purchases and sales of investments, excluding short-term investments, were $12,290,755 and $9,071,548, respectively.

Transactions in option contracts written for the period March 1, 2010 through August 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Outstanding at March 1, 2010 (commencement of operations)	--	$ --
Options written	550	35,607
Options terminated in closing purchasing transactions	(545)	(35,467)
Options expired	(5)	(140)
Outstanding at August 31, 2010	--	$ --

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS – August 31, 2010
(Unaudited) – Continued

Note 6 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.
For the period March 1, 2010 (commencement of operations) through August 31, 2010, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2010, in valuing the Fund’s assets carried at fair value:

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS – August 31, 2010
(Unaudited) – Continued

	Level 1	Level 2	Level 3	Total
Assets Table
Investments, at value
Common Stock[1]	$2,673,132	-	-	$2,673,132
Purchased Option Contracts	48,377	-	-	48,377
Short-Term Investments	419,435	-	-	419,435
Total Assets	$3,140,944	-	-	$3,140,944

Liabilities Table
Securities Sold Short
Common Stock[1]	$(932,698)	-	-	$(932,698)
Exchange-Traded Funds	(165,885)			(165,885)
Total Liabilities	$(1,098,583)	-	-	$(1,098,583)

1 All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Note 9 –Derivatives and Hedging Disclosures:
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the period March 1, 2010 (commencement of operations) through August 31, 2010.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of August 31, 2010 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Purchased Option Contracts	Investments in securities, at value	$48,377	Written Option Contracts, at value	$-
Total		$48,377		$-

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS – August 31, 2010
(Unaudited) – Continued

The effects of derivative instruments on the Statement of Operations for the period March 1, 2010 (commencement of operations) through August 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Option Contracts	Written Option Contracts	Total
Equity contracts	$(19,856)	$4,219	$(15,637)
Total	$(19,856)	$4,219	$(15,637)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Option Contracts	Written Option Contracts	Total
Equity contracts	$(39,357)	$-	$(39,357)
Total	$(39,357)	$-	$(39,357)

Note 10 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions and there were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement with Thesis Fund Management, LLC

At an in-person meeting held on December 3, 2009, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Thesis Fund Management, LLC (“Investment Advisor”) with respect to the Thesis Flexible Fund series of the Trust (the “Fund”) for an initial two-year term.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that the Advisory Agreement is in the best interests of the Fund.

Background

In advance of the meeting, the Board received information about the Advisory Agreement from the Investment Advisor and Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators.  The materials, among other things, included an outline of the services to be provided by the Investment Advisor to the Fund (including the relevant personnel responsible for these services and their experience); reports comparing the proposed management fee for the Fund to those of comparable funds and the estimated total expenses of the Fund compared to those of its peer group; and a summary of the Investment Advisor’s policies, including its code of ethics and compliance manual.  In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement.  Before voting the Independent Trustees discussed approval of the Advisory Agreement in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board (including the Independent Trustees) considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, Extent and Quality of Services

The Board and the Independent Trustees considered the overall quality of services expected to be provided to the Fund by the Investment Advisor and discussed the specific responsibilities of the Investment Advisor under the Advisory Agreement.  They also considered a report from the Investment Advisor on certain of its proposed operations, policies and procedures, noting that the Investment Advisor was a newly organized investment adviser. In addition, they considered information regarding the resources that the Investment Advisor would commit to managing the Fund, including information about the personnel that would be involved in managing the Fund’s investments. Among other things, the Board noted the experience of the Fund’s portfolio managers in the investment industry, their role in developing the Fund’s proposed investment strategy, and the extent to which their experience would enable them to manage the Fund.  In addition, they considered information about the Investment Advisor’s investment philosophy and process, its research process and its brokerage and trading practices. The Trustees noted that because the Fund was a proposed new series and the Fund’s portfolio managers had not previously managed any funds or accounts using substantially similar strategies to those of the Fund, performance information had not been provided.  The Board (including the Independent Trustees) determined that the nature, extent and quality of the services to be provided by the Investment Advisor were satisfactory.

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fees and Expense Ratio

The Board and the Independent Trustees then considered the proposed advisory fee and expenses for the Fund.  They noted that although the proposed advisory fee to be paid by the Fund was higher than the median for the group of peer funds selected by MFAC and presented at the meeting, several of the funds had the same advisory fees.  They also considered that the proposed investment program for the Fund – which would entail research, analysis, and monitoring of a number of different asset classes, economic sectors, and geographic regions – would likely require a substantial commitment of time and resources by the Investment Advisor.  They also considered that the Investment Advisor was a newly-established firm and that, at least initially, the Fund would be its only client.  With respect to the total expenses of the Fund, the Board noted that the Fund’s proposed expense ratio was higher than the median for the peer group funds presented at the meeting. The Board considered that the Investment Advisor would agree to limit the Fund’s total expenses to 3.00% of average daily net assets until December 2011. The Board (including the Independent Trustees) determined that the fees and expenses for the Fund were reasonable in light of the nature, extent and quality of the services to be provided by the Investment Advisor.

Profitability of Advisory Agreement

The Board and the Independent Trustees considered that because the Investment Advisor was a new adviser, was still in the process of registering with the SEC, and had not commenced operations, information on the firm’s profitability was not available. The Board agreed to review the firm’s profitability after it had commenced operations. The Board also considered other potential benefits, in addition to profitability, that could arise from the Investment Advisor’s relationship with the Fund.

Economies of Scale

The Board and the Independent Trustees then considered whether the Fund would realize any economies of scale.  They noted that in the Fund’s startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Fund’s assets grow.

Conclusion

Based on these and others considerations, the Board and the Independent Trustees concluded that the advisory agreement between the Investment Advisor and the Fund would be in the bests interests of the Fund and its shareholders and accordingly, approved the Advisory Agreement for an initial two-year term.

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Thesis Flexible Fund
a series of the Investment Managers Series Trust

Investment Advisor
Thesis Fund Management, LLC
441 Lexington Avenue, Suite 602
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Thesis Flexible Fund	TFLEX	461 418 782

Privacy Principles of the Thesis Flexible Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Thesis Flexible Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 7THESIS (843747) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 7THESIS (843747) or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 7THESIS (843747). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Thesis Flexible Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-877-7THESIS (843747)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title)     /s/ John P. Zader
John P. Zader, President

Date   November 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ John P. Zader
John P. Zader, President
Date  November 2, 2010

By (Signature and Title)     /s/ Rita Dam
Rita Dam, Treasurer

Date  November 2, 2010